UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2015

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Pursuant to the previously announced offering of €700,000,000 aggregate principal amount of 1.500% Senior Notes due 2025 (the “Notes”) to be issued by Delphi Automotive PLC (the “Issuer”), the Issuer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent, entered into the Senior Notes Indenture dated as of March 10, 2015 (the “Base Indenture”) and the first supplemental indenture thereto dated as of March 10, 2015 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), providing for the issuance of the Notes. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by certain of the Issuer’s subsidiaries (collectively, the “Guarantors”).

The Notes will bear interest at a fixed rate of 1.500% per annum, and interest will be payable on March 10 of each year, beginning March 10, 2016, until the maturity date of March 10, 2025. The Issuer may redeem the Notes at such times and at the redemption prices as provided for in the Indenture. The Indenture also contains certain covenants as set forth in the Indenture and requires the Issuer to offer to repurchase the Notes upon certain change of control events.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-185558) filed by the Issuer and the Guarantors. The Underwriting Agreement, dated as of March 2, 2015, by and among the Issuer, the Guarantors and the underwriters named therein, is filed as Exhibit 1.1 to this Current Report on Form 8-K. Opinions of counsel for the Issuer and the Guarantors are filed as Exhibits 5.1, 5.2 and 5.3 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of March 2, 2015, by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

4.2	First Supplemental Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Carey Olsen (included in Exhibit 5.2)

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 2, 2015, by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

4.2	First Supplemental Indenture, dated as of March 10, 2015, among Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Carey Olsen (included in Exhibit 5.2)

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3)